SUMMARY PROSPECTUS OCTOBER 1, 2015

PROSHARES SHORT TERM USD EMERGING MARKETS BOND ETF

EMSH LISTED ON BATS EXCHANGE INC

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated October 1, 2015, and Statement of Additional Information, dated October 1, 2015, and as each hereafter may be supplemented, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProShares.com/resources/prospectus_reports.html; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

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PROSHARES.COM	SHORT TERM USD EMERGING MARKETS BOND ETF ::	3

Investment Objective

ProShares Short Term USD Emerging Markets Bond ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the DB Short Duration Emerging Market Bond Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.50%
Other Expenses	1.27%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.77%
Fee Waiver/Reimbursement*	-1.27%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.50%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.50% through September 30, 2016. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$433	$840	$1,979

The Fund pays transaction costs associated with the purchase and sale of securities. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 106% of the average value of its entire portfolio.

Principal Investment Strategies

The Index (Bloomberg Ticker: “DBEMPRO”) is comprised of a diversified portfolio of USD-denominated Emerging Market bonds that have less than or equal to five years remaining to maturity (“Short Term USD EM Bonds”) that are issued by Emerging Market sovereign governments (“Sovereigns”), non-sovereign government agencies and entities (“Sub-Sovereigns”), and corporations with significant government ownership (“Quasi-Sovereigns”). Those countries qualifying as “Emerging Markets” are determined by the index provider; as of June 30, 2015, the Index included 155 bonds from 55 issuers from Sovereigns or other qualifying entities domiciled in 23 such countries. These countries were: Brazil, Colombia, Croatia, El Salvador, Hungary, Indonesia, Latvia, Lithuania, Mexico, Pakistan, Panama, Peru, Philippines, Poland, Qatar, Russia, Serbia, Slovenia, South Africa, Sri Lanka, Turkey, Ukraine and Venezuela.

The Index is designed to represent the more liquid universe of Short Term USD EM Bonds. The bonds eligible for inclusion in the Index are expected to include those issued by Emerging Market Sovereigns, Sub-Sovereigns and Quasi-Sovereigns that: (1) are fixed rate; and (2) have between zero and five years to maturity. Eligible bonds will also have a minimum face amount outstanding of $500 million. Callable, putable, zero coupon, inflation-linked and convertible bonds, among others, will be excluded. The Index includes both investment grade and below investment grade rated (i.e. “high yield”) securities and will include bonds, in the aggregate, that have a dollar weighted average years-to-maturity of three years or less.

The Index maintains certain issuer weight caps for diversification purposes, including limiting the weights of issuers from any particular country to no more than ten percent (10%) of the Index. The Index is reconstituted and rebalanced on a quarterly basis; cash from maturing issues or coupon payments is reinvested monthly.

As of June 30, 2015, the Index was composed of approximately 155 bonds from approximately 54 different issuers.

For a further description of the Index, please see “Description of the Index” in the back of the Fund’s Full Prospectus.

The Fund invests in debt securities that ProShare Advisors believes should track the performance of the Index. The Fund, under normal circumstances, seeks to remain fully exposed to the Index and will invest at least 80% of its total assets in securities of the Index.

The Fund will principally invest in:

•

Debt Securities — The Fund invests in U.S. dollar-denominated debt securities issued by Sovereign, Sub-Sovereign or Quasi-Sovereign issuers deemed to be domiciled in “Emerging Markets” by the index provider that are offered for sale in the United States. Because the debt securities are U.S. dollar-denominated, fluctuations in currency exchange rates will not directly affect the principal or coupons associated with the debt securities.

4	:: SHORT TERM USD EMERGING MARKETS BOND ETF	PROSHARES.COM

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index. The Fund may invest in only a representative sample of the securities in the Index or in securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or instrument, nor does it conduct conventional investment research or analysis, or forecast market movement or trends, in managing the assets of the Fund.

The Fund seeks to remain fully invested at all times in securities that provide exposure to the Index without regard to market conditions, trends, or direction.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2015, the Index was concentrated in Eastern Europe, Latin America and Asia.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Debt Instrument Risk — The Fund invests in debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument. These factors may cause the value of an investment in the Fund to change.

•

Interest Rate Risk — Interest rate risk is the risk that debt securities or related financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities. Interest rates generally operate based on the currency in which the instrument is denominated, in this case the U.S. dollar.

•

High Yield Risk — Exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a government or company than other fixed income instruments. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets may diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund’s performance.

•

Exposure to Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s performance, such as: i) the possibility that a foreign government may withhold portions of interest and dividends at the source; ii) less publicly available information about foreign issuers; and iii) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to obtain exposure to those foreign investments at appropriate times.

Because the Fund’s foreign investments will include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political, or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign countries. Furthermore, any of these developments may result in a decline in the value of a country’s currency, which could adversely affect the ability of an issuer to pay principal and interest on a bond. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging markets are considered speculative.

•

Foreign Sovereign Risk — The Sovereign securities included in the Index are general obligations of the governments of certain emerging market countries and are guaranteed by the central banks of such countries. Despite this guarantee, sovereign nations have in the past and may in the future default on, restructure or otherwise change the terms of their debt to the detriment of security holders. Various factors may affect a sovereign’s willingness or ability to repay principal and/or interest in accordance with the terms of the debt, including: its reserves; the relative size of the debt burden on the sovereign’s economy as a whole; or political constraints. If a sovereign defaults on, restructures or otherwise changes the terms of a security held by the Fund, such change may have an adverse impact on the Fund’s returns. In addition, if a sovereign

PROSHARES.COM	SHORT TERM USD EMERGING MARKETS BOND ETF ::	5

defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the sovereign. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses to the holders of such debt.

•

Foreign Sub-Sovereign and Quasi-Sovereign Risk — Investments in the debt of Sub-Sovereigns (including agency-issued securities) and Quasi-Sovereigns (i.e., corporations that have significant government ownership) may or may not be issued by or guaranteed as to principal and interest by a governmental authority. Certain foreign government securities may be backed by the issuer’s right to borrow from a central bank or other regional banking entity while others may be backed only by the assets and credit of the issuing foreign entity. If an issuer of Sub-Sovereign or Quasi-Sovereign bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer.

•

Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

In particular, the European markets have experienced significant volatility over recent years and several European Union member countries have been adversely affected by unemployment, budget deficits and economic downturns, which have caused those countries to experience credit rating downgrades and rising government debt levels. These events, or even the threat of these events, may cause the value of debt issued by companies in European Countries to fall (in some cases drastically) and may cause further volatility in the European financial markets, which may negatively impact the Fund’s returns.

Recent events in the Russian Federation may have an adverse impact on the Fund. In response to related political and military actions by Russia, the United States and the European Union have instituted numerous sanctions against certain Russian officials and Bank Rossiya. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may cause a decline in the value and liquidity of securities offered by Russian issuers. Future sanctions could, among other actions, directly target transactions in Russian securities, impairing the ability of the Fund to buy, sell, receive, deliver, or obtain exposure to, those securities.

In addition, the Fund is exposed to risks associated with investments in Latin America, including, but not limited to: i) political, economic, or social instability in certain Latin American countries; ii) a heightened risk of high inflation and government deficits in certain Latin American countries; iii) natural disasters particularly likely to happen in Latin America; iv) heightened risk of currency devaluations; v) risks associated with Latin American economies’ significant dependence on the health of the U.S. economy; and vi) risks associated with Latin American economies’ sensitivity to fluctuations in the price of commodities such as oil and gas, minerals and metals (resulting from those economies’ heavy reliance on the export of such commodities).

•

Credit Risk — Due to its exposure to debt securities, the Fund will be subject to the risk that an issuer of a debt security is unwilling or unable to make timely payments to meet its contractual obligations. At times when credit risk increases, the price of the debt securities that comprise the Index (and therefore the value of the Fund) will typically decrease. Conversely, when credit risk of the debt securities decreases, the level of the Index (and the value of the Fund) will typically increase. In using sampling techniques, the Fund may be overexposed to certain securities that would adversely affect the Fund upon the markets’ perceived view of increased credit risk or upon a downgrade or default of such securities.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. This may be due, in many cases, to the impact of a limited trading market in the component Index bonds on the calculation of the Index. Other factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, or comply with regulatory restrictions, either of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•	Fixed Income and Market Risk — The fixed income markets can be volatile, and the value of securities and other instruments

6	:: SHORT TERM USD EMERGING MARKETS BOND ETF	PROSHARES.COM

correlated with these markets may fluctuate dramatically from day-to-day. Fixed income markets are subject to adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. These factors may also lead to increased volatility and reduced liquidity in the bond markets. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. Further, fixed income securities in the Index may underperform other fixed income investments that track other markets, segments and sectors.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•

Market Price Variance Risk — The Fund’s shares are listed for trading on BATS Exchange and can be bought and sold in the secondary market at market prices. The market prices of shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the securities held by the Fund may be traded in markets that close at a different time than the BATS Exchange. Because the Fund and the Index generally value such securities as of their bond market closing time, the daily net asset value (“NAV”) and Index performance will vary from the market performance of the Fund as of the BATS Exchange close (typically at 4:00 p.m., Eastern Time). Furthermore, liquidity in such securities may be reduced after the applicable closing times. This may cause wider spreads and larger premium and discounts than would otherwise be the case if each market was open until the close of trading on the BATS Exchange. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings. Because of the nature of Short Term USD EM Bonds, shares may typically trade at a larger premium or discount to the value of the Fund’s holdings than shares of many other ETFs. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by Authorized Participants creating and redeeming directly with the Fund.

•	Portfolio Turnover Risk — In seeking to meet its investment objective, the Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Such activity may have a particularly significant impact on funds (like the Fund) that seek long exposure to Short Term USD EM Bonds.

•

Valuation Risk — In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

As a result, the performance of the Fund may vary, perhaps significantly, from the performance of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows the Fund’s investment results during its first full calendar year of operations, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 6/30/2014): 2.74%

Worst Quarter (ended 12/31/2014): -4.11%

The year-to-date return as of the most recent quarter,

which ended June 30, 2015, was 3.73%.

PROSHARES.COM	SHORT TERM USD EMERGING MARKETS BOND ETF ::	7

Average Annual Total Returns
As of December 31, 2014	One Year	Since Inception	Inception Date
Before Taxes	-2.42%	-1.45%	11/19/2013

After Taxes on Distributions	-4.16%	-3.18%	—

After Taxes on Distributions and Sale of Shares	-1.33%	-1.84%	—

DB Short Duration Emerging Market Bond Index#	-2.07%	-1.01%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, has managed the Fund since November 2013.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gain distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

Investment Company Act file number 811-21114

ProShares Trust

7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

© 2015 ProShare Advisors LLC. All rights reserved.	EMSH-OCT15